Exhibit 10.1

                                                                EXECUTION COPY


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                         REGISTRATION RIGHTS AGREEMENT


                                 by and among


                                  GENTEK INC.


                                      and


                           THE HOLDERS NAMED HEREIN


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                         Dated as of November 10, 2003
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                               Table of Contents

                                                                          Page


1.       Definitions..........................................................1

2.       Initial Registration Under the Securities Act........................4
         (a)      Registration................................................4

3.       Securities Act Registration on Request...............................4
         (a)      Request.....................................................4
         (b)      Shelf Registration..........................................5

4.       Piggyback Registration...............................................6

5.       Expenses.............................................................7

6.       General..............................................................8
         (a)      Registration of Other Securities............................8
         (b)      Registration Statement Form.................................8
         (c)      Effective Registration Statement............................8
         (d)      Selection of Underwriters...................................9
         (e)      Priority in Requested Registration..........................9
         (f)      Registration Procedures.....................................9

7.       Underwritten Offerings..............................................14
         (a)      Requested Underwritten Offerings...........................14
         (b)      Piggyback Underwritten Offerings: Priority.................14
         (c)      Holders of Registrable Common Stock to be Parties to
                      Underwriting Agreement.................................15
         (d)      Holdback Agreements........................................15

8.       Preparation: Reasonable Investigation...............................16
         (a)      Registration Statements....................................16
         (b)      Confidentiality............................................17

9.       Postponements.......................................................17

10.      Indemnification.....................................................18
         (a)      Indemnification by the Company.............................18
         (b)      Indemnification by the Offerors and Sellers................19
         (c)      Notices of Losses, etc.....................................20
         (d)      Contribution...............................................20
         (e)      Indemnification Payments...................................21

11.      Registration Rights to Others.......................................21

12.      Adjustments Affecting Registrable Common Stock......................21

13.      Rule 144............................................................21

14.      Amendments and Waivers..............................................21

15.      Nominees for Beneficial Owners......................................22

16.      Assignment..........................................................22

17.      Calculation of Percentage or Number of Shares of
             Registrable Common Stock........................................23

18.      Notice of Registrable Common Stock Holdings.........................23

19.      Termination of Registration Rights..................................23

20.      Applicability of Charter and By-laws................................23

21.      Miscellaneous.......................................................23
         (a)      Further Assurances.........................................23
         (b)      Headings...................................................23
         (c)      Remedies...................................................23
         (d)      Entire Agreement...........................................23
         (e)      Notices....................................................24
         (f)      Governing Law..............................................24
         (g)      Severability...............................................24
         (h)      Counterparts...............................................24


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SCHEDULES:

SCHEDULE A - HOLDERS OF REGISTRABLE COMMON STOCK
SCHEDULE B - NOTICES

                         REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of November 10, 2003 (this "Agreement"), by and among GenTek Inc., a Delaware corporation (the "Company"), and the holders of Registrable Common Stock (as hereinafter defined) who are listed on Schedule A to this Agreement and who execute a counterpart of this Agreement not later than November 21, 2003 (the "Original Holders") and such other Persons who may become a party hereto pursuant to
Section 16 hereof (together with the Original Holders, the "Holders").

                  This Agreement is being entered into in connection with the acquisition of Common Stock (as hereinafter defined) by the "Original Holders" pursuant to the Plan (as hereinafter defined). Upon the issuance of the Common Stock pursuant to the Plan, each Original Holder will own the number of shares of Common Stock specified with respect to such Original Holder in Schedule A hereto.

                  As provided for in the Plan, the Company is herewith agreeing to register Registrable Common Stock (as hereinafter defined) under the Securities Act (as hereinafter defined) and to take certain other actions with respect to the Registrable Common Stock, subject to the terms and conditions of this Agreement.

                  In consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

         1. Definitions. Unless otherwise defined herein, capitalized terms used herein and in the recitals above shall have the following meanings:

                  "Affiliate" of a Person means any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such other Person. For purposes of this definition, "control" means the ability of one Person to direct the management and policies of another Person.

                  "Agreement" has the meaning set forth in the preamble hereto.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to be closed.

                  "Commission" means the U.S. Securities and Exchange
Commission.

                  "Common Stock" means the shares of common stock, without par value, of the Company, as adjusted to reflect any merger, consolidation, recapitalization, reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.

                  "Company" has the meaning set forth in the preamble hereto.

                  "Company Indemnitee" has the meaning set forth in Section 10(a) hereof.

                  "Effective Date" means the effective date of the Plan pursuant to the terms thereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar or successor statute.

                  "Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, stock exchange and NASD fees and expenses (including, without limitation, all fees and expenses of any "qualified independent underwriter" required by the rules of the NASD), all fees and expenses of complying with state securities or blue sky laws (including the reasonable fees, disbursements and other charges of counsel for the underwriters in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, all rating agency fees, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including the expenses incurred in connection with "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees, disbursements and other charges of one firm of counsel (per registration statement prepared in accordance with the terms hereof and which shall in no event, except as otherwise provided below, include the fees of accountants, experts or other agents acting on behalf of the holders) to the holders of Registrable Common Stock selling shares of such stock under such registration statement pursuant to Section 2, Section 3(a), Section 3(b) or Section 4 hereof (selected by the Holders holding a majority of the shares of Registrable Common Stock covered by such registration), the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other persons retained by the Company, but excluding underwriting discounts and commissions and applicable transfer taxes in respect of shares of Registrable Common Stock covered by such registration, if any, which discounts, commissions and transfer taxes shall be borne by the seller or sellers of Registrable Common Stock in all cases; provided, that, if the Company shall, in accordance with Section 4 or
Section 9 hereof, not register any securities with respect to which it had given written notice of its intention to register to holders of Registrable Common Stock or in respect of which the Company received an Initiating Request, notwithstanding anything to the contrary in the foregoing, all reasonable documented out-of-pocket expenses incurred by Requesting Holders in connection with such registration (other than the reasonable fees, disbursements and other charges of counsel other than the one firm of counsel referred to above), if any, shall be deemed to be Expenses.

                  "Holders" has the meaning set forth in the preamble hereto.

                  "Holder Indemnitee" has the meaning set forth in Section 10(b) hereof.

                  "Initial Registration Period" has the meaning set forth in
Section 2(a) hereof.

                  "Initial Registration Statement" has the meaning set forth in Section 2(a) hereof.

                  "Initiating Request" has the meaning set forth in Section 3(a) hereof.

                  "Loss" and "Losses" have the meanings set forth in Section 10(a) hereof.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

                  "Offering Documents" has the meaning set forth in Section 10(a) hereof.

                  "Original Holders" has the meaning set forth in the preamble hereto.

                  "Person" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental or regulatory body or subdivision thereof or other entity.

                  "Piggyback Requesting Holder" has the meaning set forth in
Section 4 hereof.

                  "Plan" means the Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code for GenTek Inc. and certain of its domestic subsidiaries, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                  "Public Offering" means a public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act.

                  "Registrable Common Stock" means any of the Common Stock issued pursuant to the Plan and owned by the Holders from time to time, including shares of Common Stock acquired by a Holder in privately negotiated transactions subsequent to the Effective Date, but excluding shares of Common Stock acquired by a Holder subsequent to the Effective Date in transactions effected on a national securities exchange or in the over-the-counter market, provided, however, that a share of Common Stock will cease to be Registrable Common Stock after it has been sold under a registration statement effected pursuant hereto or pursuant to Rule 144 promulgated under the Securities Act.

                  "Requesting Holders" means one or more Holders which, together with their Affiliates, collectively beneficially own Registrable Common Stock representing at least 12.5% of the shares of Common Stock issued pursuant to the Plan.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar or successor statute.

                  "Selling Holders" means the holders of Registrable Common Stock that have requested that some or all of their shares be registered pursuant hereto.

                  "Shelf Registration" has the meaning set forth in Section 3(b) hereof.

                  "Shelf Registration Statement" has the meaning set forth in
Section 3(b) hereof.

                  "Shelf Request Date" has the meaning set forth in Section 3(b) hereof.

                  "Transfer" means any transfer, sale, assignment, pledge, hypothecation or other disposition of any interest. "Transferor" and "Transferee" have correlative meanings.

         2. Initial Registration Under the Securities Act.
            ---------------------------------------------

            (a) Registration. The Company shall use its reasonable best efforts to file with the Commission, as promptly as practicable (but in no event more than 90 days) after the Effective Date, and have declared effective as promptly as practicable (but in no event later than 180 days after the Effective Date if no review is undertaken by the Staff of the Commission, or 210 days after the Effective Date if such a review is undertaken) a shelf registration statement on Form S-1 pursuant to Rule 415 promulgated under the Securities Act (the "Initial Registration Statement") providing for the sale by the Holders of all of the Registrable Common Stock. Subject to Section 9(b), the Company agrees to use its reasonable best efforts to keep the Initial Registration Statement continuously current and effective until the second anniversary of the date such Initial Registration Statement is declared effective by the Commission (plus a number of Business Days equal to the number of Business Days, if any, that the Initial Registration Statement is not kept effective or is suspended pursuant to Section 9(b) hereof after the initial date of its effectiveness and prior to the second anniversary thereof) or such shorter period which will terminate when all of the Registrable Common Stock covered by the Initial Registration Statement has been sold pursuant to the Initial Registration Statement or such shares of Common Stock covered by the Initial Registration Statement cease to be Registrable Common Stock (the "Initial Registration Period"). As promptly as practicable after becoming eligible to file a registration statement on Form S-3 under the Securities Act, the Company shall amend the Initial Registration Statement utilizing Form S-3. If so demanded by Requesting Holders, up to two underwritten offerings may be effected pursuant to the Initial Registration Statement without reducing the number of registrations that the Company is required to effect pursuant to Section 3 hereof, provided that at least 180 days must elapse between the initiation of an underwritten offering and the closing of a prior underwritten offering.

         3. Securities Act Registration on Request.
            --------------------------------------

            (a) Request. At any time and from time to time after the expiration of the Initial Registration Period, the Requesting Holders may make a written request (the "Initiating Request") to the Company for the registration with the Commission under the Securities Act of all or part of such Requesting Holders' Registrable Common Stock, which Initiating Request shall specify the number of shares to be disposed of by such Requesting Holders and the proposed plan of distribution therefor. Upon the receipt of any Initiating Request for registration pursuant to this Section 3(a), the Company promptly shall notify in writing all other Holders of the receipt of such request and will use its reasonable best efforts to effect, at the earliest practicable date, such registration under the Securities Act, including a Shelf Registration, if applicable, of

                  (i) the Registrable Common Stock which the Company has been so requested to register by such Requesting Holder or Holders, and

                  (ii) all other Registrable Common Stock which the Company has been requested to register by any other Holders by written request given to the Company within 30 days after the giving of written notice by the Company to such other Holders of the Initiating Request, all to the extent necessary to permit the disposition (in accordance with Section 6(c) hereof) of the Registrable Common Stock so to be registered; provided, that,

                           (A) the Company shall not be required to effect
                  more than a total of four registrations pursuant to this
                  Section 3 (including a Shelf Registration effected pursuant to Section 3(b)),

                           (B) if the Company shall have previously effected a
                  registration pursuant to this Section 3(a) (including one registration effected pursuant to Section 3(b)) or shall have previously effected a registration of which notice has been given to the Holders pursuant to Section 4 hereof following the effectuation of a registration pursuant to this Section 3(a), the Company shall not be required to effect any registration or file a Registration Statement pursuant to this Section 3(a) until a period of 180 days shall have elapsed from the date on which the previous such registration is no longer required to be kept effective, it being agreed that the foregoing limitation shall in no event be applicable to the first Initiating Request pursuant to this Section 3(a),

                           (C) any Holder whose Registrable Common Stock was
                  to be included in any such registration pursuant to this
                  Section 3, by written notice to the Company, may withdraw such request and, on receipt of such notice of the withdrawal of such request from Holders holding a percentage of Registrable Common Stock, such that the Holders that have not elected to withdraw do not hold, in the aggregate, the requisite percentage of the Registrable Common Stock to initiate a request under this Section 3, the Company shall not effect such registration, and

                           (D) the Company shall not be required to effect any
                  registration pursuant to this Section 3(a) unless at least 12.5% of the shares of Common Stock issued pursuant to this Plan are to be included in such registration.

                  (b) Shelf Registration. One Initiating Request may be made for a shelf registration statement (a "Shelf Registration Statement") pursuant to Rule 415 promulgated under the Securities Act (a "Shelf Registration") providing for the sale by the Holders (including sales by the Holders pursuant to underwritten offerings) of any or all of the Registrable Common Stock (the date of such request, the "Shelf Request Date"). After the Shelf Request Date, the Company shall (i) use its reasonable best efforts to file, at the earliest practicable date (but in any event not later than 90 days after such request), such Shelf Registration Statement under the Securities Act and (ii) use its reasonable best efforts to have such Shelf Registration Statement thereafter declared effective by the Commission at the earliest practicable date, but in any event not later than 120 days after the Shelf Request Date or, if a Shelf Registration Statement is reviewed by the Staff of the Commission, not later than 180 days after the Shelf Request Date. Subject to Section 9(b), the Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under Rule 415 of the Securities Act until the earliest to occur of (i) the first anniversary of the date such Shelf Registration Statement initially is declared effective by the Commission (plus a number of Business Days equal to the number of Business days, if any, that the Shelf Registration Statement is not kept effective or is suspended pursuant to Section 9(b) hereof after the initial date of its effectiveness and prior to the first anniversary thereof), (ii) the day after the date on which all of the Registrable Common Stock covered by the Shelf Registration Statement has been sold pursuant to the Shelf Registration Statement or (iii) the first date on which there shall cease to be any Registrable Common Stock. The Company shall not be required to effect any registration pursuant to this
Section 3(b) unless at least 12.5% of the shares of Common Stock issued pursuant to the Plan are to be included in such registration.

         4. Piggyback Registration. If the Company, at any time when the Initial Registration Statement or a Shelf Registration Statement on which all Holders of Registrable Common Stock may register their shares of Registrable Common Stock is not effective, proposes to register any of its securities under the Securities Act by registration on any forms other than Form S-4 or S-8 (or any successor or similar form(s)), whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, it shall give prompt written notice to all of the Holders of the Registrable Common Stock of its intention to do so and of such Holders' rights (if any) under this Section 4, which notice, shall be given at least 15 days prior to such proposed registration. Upon the written request of any Holder of Registrable Common Stock receiving notice of such proposed registration (a "Piggyback Requesting Holder") made within 7 days after the receipt of any such notice (5 days if the Company states in such written notice to the relevant security holders stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), which request shall specify the Registrable Common Stock intended to be disposed of by such Piggyback Requesting Holder (which may be all or any portion of such Holder's Registrable Common Stock) and, in the case of an underwritten offering the minimum offering price per share at which such Piggyback Requesting Holder is willing to sell its Registrable Common Stock, the Company shall, subject to
Section 7(b) hereof, effect the registration under the Securities Act of all Registrable Common Stock which the Company has been so requested to register by the Piggyback Requesting Holders thereof; provided, that,

                           (A) prior to the effective date of the registration
                  statement filed in connection with such registration pursuant to this Section 4, promptly following receipt of notification, if any, by the Company from the managing underwriter (if an underwritten offering) of the price or range of prices at which such securities are proposed to be sold, the Company shall so advise each Piggyback Requesting Holder of such price;

                           (B) any Piggyback Requesting Holder may withdraw
                  all of its Registrable Common Stock requested by such Piggyback Requesting Holder to be included in such registration statement at any time prior to the earlier of the execution and delivery of any underwriting agreement with respect to the applicable offering and the date of effectiveness of the registration statement in respect of such registration by delivery of written notice of such withdrawal to the Company as promptly as practicable, without prejudice to the rights of any holder or holders of Registrable Common Stock to include Registrable Common Stock in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under Section 3 hereof, as the case may be;

                           (C) if at any time after giving written notice of
                  its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of all of such securities, the Company may, at its election, give written notice of such determination to each Piggyback Requesting Holder and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Common Stock in connection with such registration (but not from any obligation of the Company to pay the Expenses in connection therewith), without prejudice, however, to the rights of any Holder to include Registrable Common Stock in any future registration (or registrations) pursuant to this Section 4 or to cause such registration to be effected as a registration under Section 3 hereof, as the case may be, and
                  (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Common Stock, for the same period as the delay in registering such other securities; and

                           (D) if such registration was initiated by the
                  Company for its own account and involves an underwritten offering, each Piggyback Requesting Holder that does not withdraw its request as provided in Section 4(B) shall sell its Registrable Common Stock on the same terms and conditions as those that apply to the Company, and the underwriters of such underwritten offering (including the Registrable Common Stock sold by each Piggyback Requesting Holder) shall be an underwriter (or underwriters) selected by the Company in its sole and absolute discretion.

                  No registration effected under this Section 4 shall relieve the Company of its obligation to effect any registration upon request under
Section 3(a) or 3(b) hereof and no registration effected pursuant to this
Section 4 shall be deemed to have been effected pursuant to Section 3(a) or 3(b) hereof.

                  Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation under this Section 4 to make any offering of its securities, or to complete an offering of its securities that it proposes to make, and shall incur no liability to any Holder for its failure to do so, except for any liability to pay Expenses.

         5. Expenses.
            --------

                  (a) The Company shall pay all Expenses in connection with any registration initiated pursuant to Section 2, 3 or 4 hereof, whether or not such registration shall become effective and whether or not all or any portion of the Registrable Common Stock originally requested to be included in such registration is ultimately included in such registration.

                  (b) Notwithstanding anything in subsection (a) to the contrary, the Company shall not be required to pay for any Expenses of any registration proceeding begun pursuant to Sections 2 or 3 if the registration request is subsequently withdrawn at the request of Holders of a majority of the Registrable Common Stock to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of shares of Registrable Common Stock that were to be requested in the withdrawn registration), unless, in the case of a registration requested under Section 3, the Holders of a majority of the Registrable Common Stock agree to forfeit their right to one demand registration pursuant to Section 3 or a registration request is withdrawn pursuant to Section 9(a) hereof.

         6. General.
            -------

                  (a) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to Section 2 or 3 hereof, no securities other than (i) Registrable Common Stock and (ii) subject to Section 6(e), Common Stock to be sold by the Company for its own account shall be included among the securities covered by any such registration pursuant to Section 3(a) unless the Selling Holders holding not less than a majority of the shares of Registrable Common Stock to be covered by such registration shall have consented in writing to the inclusion of such other securities.

                  (b) Registration Statement Form. Registrations under Section 2 or 3 hereof shall be on such appropriate registration form prescribed by the Commission under the Securities Act as shall be selected by the Company and as shall permit the disposition of the Registrable Common Stock pursuant to an underwritten offering unless the Selling Holders holding at least a majority of the shares of Registrable Common Stock requested to be included in such registration statement determine otherwise, in which case pursuant to the method of disposition determined by such Selling Holders. The Company agrees to use its reasonable best efforts to include in any such registration statement filed pursuant to Section 2, 3 or 4 hereof all information which the Selling Holders holding a majority of shares of the Registrable Common Stock covered by such registration statement effected pursuant hereto, upon advice of counsel, shall reasonably request. The Company may, if permitted by law, effect any registration requested under Section 2 or 3 by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement).

                  (c) Effective Registration Statement. A registration requested pursuant to Section 2 or 3 hereof shall not be deemed to have been effected

                           (i) unless a registration statement with respect thereto has been declared effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of Registrable Common Stock covered by such registration statement until such time as all of such Registrable Common Stock has been disposed of in accordance with the method of disposition set forth in such registration statement or there shall cease to be any Registrable Common Stock, provided, that, except with respect to the Initial Registration Statement or Shelf Registration, such period need not exceed 90 days, and, provided, further, that with respect to any Initial Registration Statement or Shelf Registration, such period need not extend beyond the applicable period provided for in Section 2 or, as the case may be, 3(b) hereof,

                           (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental or regulatory agency or court for any reason other than a violation of applicable law or regulation solely by any Selling Holder and has not thereafter become effective or

                           (iii) if, in the case of an underwritten offering pursuant to a registration statement requested under Section 3 (a) hereof, the conditions to closing specified in an underwriting agreement to which the Company is a party (other than conditions to the underwriters' obligations relating expressly to Selling Holders that are not typical in underwritten offerings) are not satisfied or waived other than by reason of any breach or failure by any Selling Holder, or are not otherwise waived.

                  The Holders of Registrable Common Stock to be included in a registration statement may at any time terminate a request for registration made pursuant to Section 3(a) in accordance with Section 3(a)(ii)(C).

                  (d) Selection of Underwriters. The underwriter or underwriters of each underwritten offering, if any, of the Registrable Common Stock pursuant to a registration statement effected under Section 2 or 3 hereof shall be mutually selected by the Selling Holders owning at least a majority of the shares of Registrable Common Stock to be registered and the Company.

                  (e) Priority in Requested Registration. If a registration under Section 3(a) hereof involves an underwritten Public Offering or if an underwritten Public Offering is being effected pursuant to a shelf registration statement, and the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to each Selling Holder requesting that Registrable Common Stock be included in such underwritten offering) that, in its opinion, the number of shares of Registrable Common Stock requested to be included in such underwritten offering exceeds the number of such securities that can be sold in such offering within a price range stated to such managing underwriter by Selling Holders owning at least a majority of the shares of Registrable Common Stock requested to be included in such underwritten offering to be acceptable to such Selling Holders, the Company shall include in such underwritten offering, to the extent of the number and type of securities which the Company is advised can be sold in such offering, all Registrable Common Stock requested to be included, pro rata among the Selling Holders requested to be included in such underwritten offering on the basis of the number of shares of Registrable Common Stock requested to be included by all such Selling Holders, and no other shares of Common Stock, whether to be sold by the Company or any other Person.

                  (f) Registration Procedures. If and whenever the Company is required to effect any registration under the Securities Act as provided in Sections 2, 3 and 4 hereof, the Company shall, as expeditiously as possible:

                           (i) prepare and file with the Commission (promptly and, in the case of any registration pursuant to Section 3(a), in any event on or before the date that is (A) 90 days after the date the request for registration is given to the Company by the Requesting Holders or (B) if, as of such ninetieth day, the Company does not have any audited financial statements required to be included in the registration statement, 30 days after the receipt by the Company from its independent public accountants of such audited financial statements, which the Company shall use its reasonable best efforts to obtain as promptly as practicable) the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that the Company may discontinue any registration of its securities that are not shares of Registrable Common Stock (and, under the circumstances specified in Sections 4 and 9(b) hereof, its securities that are shares of Registrable Common Stock) at any time prior to the effective date of the registration statement relating thereto;

                           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Common Stock covered by such registration statement until such time as all of such Registrable Common Stock has been disposed of in accordance with the method of disposition set forth in such registration statement; provided, that, except with respect to any Initial Registration Statement or Shelf Registration, such period need not extend beyond 90 days after the effective date of the registration statement; and provided, further, that with respect to the Initial Registration Statement or Shelf Registration, such period need not extend beyond the applicable period provided for in Section 2 or, as the case may be, 3(b) hereof;

                           (iii) furnish to each seller of Registrable Common Stock covered by such registration statement and their representatives designated pursuant to Section 8(a), if any, and each underwriter, if any, such number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including without limitation notification of whether such registration statement or amendment or supplement thereto will be reviewed by the Commission or any other regulatory authority and any oral or written comments on such registration statement or amendment or supplement thereto delivered to the Company by the Commission or any other regulatory authority, as the sellers of a majority of the Registrable Common Stock covered by such registration statement or any underwriter may reasonably request in writing; provided, that all drafts of such registration statement or amendment or supplement thereto shall be furnished to each seller of Registrable Common Stock covered by such registration statement and their representatives designated pursuant to Section 8(a) whether or not so requested;

                           (iv) use its reasonable best efforts (i) to register or qualify all Registrable Common Stock and other securities, if any, covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the sellers of a majority of the Registrable Common Stock covered by such registration statement shall reasonably request in writing, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action that may be necessary or reasonably advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 6(f)(iv) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

                           (v) use its reasonable best efforts to cause all Registrable Common Stock and other securities, if any, covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Common Stock to enable the seller or sellers thereof to consummate the disposition of such Registrable Common Stock;

                           (vi) in connection with any underwritten offering hereunder, furnish to each seller of Registrable Common Stock covered by the relevant registration statement, and each such seller's underwriters, if any, a signed

                                    (A) opinion of counsel for the Company,
                  dated the effective date of such registration statement and dated the date of the closing under the underwriting agreement and addressed to the underwriters, reasonably satisfactory (based on the customary form and substance of opinions of issuers' counsel customarily given in such an offering) in form and substance to such Selling Holders holding a majority of the Registrable Common Stock being sold, and

                                    (B) "cold comfort" letter, dated the
                  effective date of such registration statement and dated the date of the closing under the underwriting agreement and addressed to the underwriters and signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of "cold comfort" letters of issuers' independent public accountant customarily given in such an offering) in form and substance to Selling Holders holding a majority of the Registrable Common Stock being sold, in each case, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' comfort letters delivered to underwriters in underwritten Public Offerings of securities;

                           (vii) notify each seller of Registrable Common Stock and other securities covered by such registration statement, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the written request of any such seller of Registrable Common Stock, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (viii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement relating to the Registrable Common Stock at the earliest possible moment;

                           (ix) otherwise comply in all material respects with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                           (x) furnish to each seller of Registrable Common Stock and to the managing underwriter, if any, as promptly as practicable prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

                           (xi) use its best efforts to cause all Registrable Common Stock covered by a Registration Statement to be listed on a national securities exchange, or, if necessary or required, on an interdealer quotation system, on which similar securities issued by the Company are then listed;

                           (xii) provide a transfer agent, registrar and CUSIP number for the Registrable Common Stock covered by a Registration Statement no later than the effective date thereof;

                           (xiii) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Holders holding a majority of the shares of Registrable Common Stock covered by such registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Common Stock, including customary indemnification;

                           (xiv) if requested by the managing underwriter(s) or the Holders holding a majority of the shares of Registrable Common Stock being sold in connection with an underwritten offering, subject to applicable law, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) and the Holders of a majority of the Registrable Common Stock being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Common Stock, including without limitation, information with respect to the number of shares of Registrable Common Stock being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Common Stock to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and

                           (xv) if requested by the Selling Holders holding a majority of the shares of Registrable Common Stock being sold, reasonably cooperate with the Selling Holders of Registrable Common Stock and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Common Stock to be sold and not bearing any restrictive legends (except as may be provided in the Company's certificate of incorporation, as amended); and enable such Registrable Common Stock to be in such share amounts and registered in such names as the managing underwriter(s) or, if none, the Selling Holders holding a majority of the shares of Registrable Common Stock being sold, may request at least two Business Days prior to any sale of Registrable Common Stock to the underwriters.

                  As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Common Stock of a Holder, such Holder must furnish to the Company in writing such information regarding itself, the Registrable Common Stock held by it and the intended methods of disposition of the Registrable Common Stock held by it as is necessary to effect the registration of such Holders' Registrable Common Stock and is requested in writing by the Company. At least 20 days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify in writing each Holder of the information referred to in the preceding sentence which the Company is requesting from that Holder whether or not such Holder has elected to have any of its Registrable Common Stock included in the Registration Statement. If, within 3 days prior to the filing date, the Company has not received the requested information from a Holder, then the Company may file the Registration Statement without including Registrable Common Stock of that Holder, if, in the opinion of the Company's counsel, such information is required to be included in such Registration Statement.

                  Each Holder agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Common Stock it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Common Stock. Each Holder further agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 6(f)(vii), such Holder shall forthwith discontinue such Holder's disposition of Registrable Common Stock pursuant to the registration statement relating to such Registrable Common Stock until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(f)(vii) and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Common Stock current at the time of receipt of such notice. If any event of the kind described in Section 6(f)(vii) occurs and such event is the fault solely of a Holder (or Holders), such Holder (or Holders) shall pay all Expenses attributable to the preparation, filing and delivery of any supplement or amendment of such prospectus contemplated by Section 6(f)(vii).

         7. Underwritten Offerings.
            ----------------------

                  (a) Requested Underwritten Offerings. If requested by the underwriters in connection with an underwritten Public Offering pursuant to a registration under Section 2 or 3 hereof, the Company shall enter into a underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and a majority of the Selling Holders whose Registered Common Stock is included in such offering, and the underwriters and to contain such representations and warranties by the Company and the Selling Holders and such other terms as are customary in agreements of that type, including, without limitation, indemnification and contribution to the effect and to the extent provided in Section 10 hereof.

                  (b) Piggyback Underwritten Offerings: Priority.

                           (i) If the Company proposes to register any of its securities under the Securities Act for its own account as contemplated by Section 4 hereof and such securities are to be distributed by or through one or more underwriters, and if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Piggyback Requesting Holders) that if all the Registrable Common Stock requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which could be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number and type of securities which may be included in such offering without such effect), then the Company shall include in such registration pursuant to Section 4, to the extent of the number and type of securities which the Company is so advised can be sold in such offering, (i) first, all of the securities that the Company proposes to issue and sell for its own account, (ii) second, Registrable Common Stock requested to be registered by Piggyback Requesting Holders pursuant to Section 4 hereof, pro rata among the Piggyback Requesting Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Holders and (iii) third, other securities, if any.

                           (ii) In the case of any other registration contemplated by Section 4 involving an underwritten Public Offering, if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Piggyback Requesting Holders) that if all Registrable Common Stock requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which would be sold in such offering within a price range stated to such managing underwriter by Selling Holders owning at least a majority of the shares of Registrable Common Stock requested to be included in such registration to be acceptable to such Selling Holders (such writing to state the basis of such opinion and the approximate number and type of securities which may be included in such offering without such effect), then the Company shall include in such registration pursuant to Section 4, to the extent of the number and type of securities which the Company is so advised can be sold in such offering, (i) first, securities that the Company proposed to issue and sell for its own account, (ii) second, Registrable Common Stock requested to be registered by Piggyback Requesting Holders pursuant to Section 4 hereof, pro rata among the Piggyback Requesting Holders on the basis of the number of shares of Registrable Common Stock requested to be registered by all such Piggyback Requesting Holders, and (iii) third, other securities.

                  In addition to the withdrawal rights specified in Section 4(B) hereof, any Holder may withdraw its request to have all or any portion of its Registrable Common Stock included in any such offering by notice to the Company within 5 Business Days after receipt of a copy of a notice from the managing underwriter pursuant to this Section 7(b).

                  (c) Holders of Registrable Common Stock to be Parties to Underwriting Agreement. The holders of Registrable Common Stock to be distributed by underwriters in an underwritten offering contemplated by
Section 7(a) or (b) shall be parties to the underwriting agreement between the Company and such underwriters and any such Holder, at its option, may reasonably require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. No such Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Common Stock and such Holder's intended method of distribution; provided that any liability of such Holder shall be limited to the proceeds received from such distribution in accordance with
Section 10(b) or (d) hereof.

                  (d) Holdback Agreements. Each Holder agrees, unless otherwise agreed to by the managing underwriter for any underwritten offering pursuant to this Agreement, not to effect any sale or distribution of any equity securities of the Company or securities convertible into or exchangeable or exercisable for equity securities of the Company, including any sale under Rule 144 under the Securities Act and any other market sale, during the 10 days prior to the date on which an underwritten registration of Registrable Common Stock pursuant to Section 2, 3 or 4 hereof has become effective and until 180 days after the effective date of such underwritten registration, except (i) as part of such underwritten registration, (ii) for transfers to Affiliates of such Holders who agree to be bound by this Agreement, (iii) for distributions by limited partnerships or limited liability companies to their limited partners or members who agree to be bound by this Agreement, or (iv) to the extent that such Holder is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or if such securities are held in a separate account under applicable insurance law or regulation.

                  The Company agrees (i) unless otherwise agreed to by the managing underwriter for any underwritten offering pursuant to this Agreement, not to effect any Public Offering or distribution of any equity securities of the Company, or securities convertible into or exchangeable or exercisable for equity securities of the Company, during the 14 days prior to the date on which any underwritten registration pursuant to Section 2, 3(a), 3(b) or 4 hereof has become effective and until 180 days after the effective date of such underwritten registration, except as part of such underwritten registration and except for distributions pursuant to any employment, option or benefit plan or agreement of the Company, and (ii) to cause each holder of any equity securities, or securities convertible into or exchangeable or exercisable for equity securities, in each case, acquired from the Company at any time after the date of this Agreement (other than in a Public Offering or a transaction effected pursuant to Rule 144A under the Securities Act), to agree not to effect any Public Offering or distribution of such securities, during such period.

         8. Preparation: Reasonable Investigation.
            -------------------------------------

                  (a) Registration Statements. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall (i) give representatives (designated to the Company in writing and who execute a confidentiality agreement as described below) of each Holder or group of Holders holding at least 25% of the shares of Registrable Common Stock registered under such registration statement, the underwriters, if any, and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of all underwriters and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of Holders holding a majority of the shares of Registrable Common Stock covered by such registration statement, the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) upon reasonable advance notice to the Company, give each of them such reasonable access to all financial and other records, corporate documents and properties of the Company and its subsidiaries, as shall be necessary, in the reasonable opinion of such Holders' and such underwriters' counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act, and (iii) upon reasonable advance notice to the Company, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Holders' and such underwriters' counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act, provided however, that with respect to (i), (ii) and (iii) above, all persons conducting due diligence on behalf of holders shall cooperate to the extent reasonably practicable to minimize any disruption to the Company's operation of its business.

                  (b) Confidentiality. Each Holder of Registrable Common Stock
(i) shall maintain, and shall cause its agents referred to in Section 8(a) to maintain, the confidentiality of any confidential information received from or otherwise made available by the Company to such Holder of Registrable Common Stock, including drafts of registration statements, and (ii) shall use, and shall cause its agents referred to in Section 8(a) to use, all confidential information only to exercise the Holders' due diligence responsibility. Information that (i) is or becomes available to a Holder of Registrable Common Stock from a public source other than as a result of a disclosure by such Holder or any of its Affiliates, (ii) is disclosed to a Holder of Registrable Common Stock by a third-party source who the Holder of Registrable Common Stock reasonably believes is not bound by an obligation of confidentiality to the Company or (iii) is or becomes required to be disclosed by a Holder of Registrable Common Stock by law, including by court order, shall not be deemed to be confidential information for purposes of this Agreement. The Holders of Registrable Common Stock shall only grant access, and the Company shall only be required to grant access, to information under this Section 8 to legal counsel and to such other Person(s) who agree in writing in form and substance reasonably satisfactory to the Company whereby the Person executing such writing shall maintain the confidentiality of any confidential information received from or otherwise made available to it by the Company or the holders of Registrable Common Stock under this Agreement.

         9. Postponements.
            -------------

                  (a) If the Company shall fail to file or delay filing for more than 90 days after receipt of any Initiating Request any registration statement to be filed pursuant to a request for registration under Section 3 hereof (whether or not pursuant to Section 9(b)), the Holders requesting such registration shall have the right to withdraw the request for registration if such withdrawal shall be made by Holders of Common Stock holding an amount of Common Stock such that the Holders that have not elected to withdraw do not hold the requisite percentage of shares of Common Stock to initiate a request under Section 3. Any such withdrawal shall be made by giving written notice to the Company within 20 days after, in the case of a request pursuant to Section 3 hereof, the date on which a registration statement would otherwise have been required to have been filed with the Commission under clause (A) of Section 6(f)(i) hereof (i.e., 20 days after the date that is 90 days after the request for registration is given to the Company, or, if, as of such ninetieth day, the Company does not have the audited financial statements required to be included in the registration statement, 30 days after the receipt by the Company from its independent public accountants of such audited financial statements). In the event of such withdrawal, the request for registration shall not be counted for purposes of determining the number of registrations to which Holders are entitled pursuant to Section 3 hereof. The Company shall pay all Expenses incurred in connection with a request for registration withdrawn pursuant to this paragraph.

                  (b) The Company shall not be obligated to file any registration statement, or file any amendment or supplement to any registration statement, and may suspend any Selling Holder's rights to make sales pursuant to any effective registration statement, at any time (but not to exceed two times in any 12 month period) when the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would materially and adversely affect a pending or proposed Public Offering of the Company's securities, including, without limitation, a material financing, or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto or would require the disclosure of material non-public information that, in the good faith judgment of the Board of Directors, individually or in the aggregate, would have a material adverse effect on (i) the Company and its subsidiaries taken as a whole or (ii) any material business line of the Company. The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and the Selling Holders' rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the preceding sentence for more than 10 days after the abandonment or consummation of any of the foregoing proposals or transactions or for more than 60 days after the date of the Board's determination referenced in the preceding sentence (or for more than an aggregate of 90 days in any 12 month period). If the Company suspends the sellers' rights to make sales pursuant hereto, the applicable registration period shall be extended by the same number of days of such suspension.

                  (c) Notwithstanding anything to the contrary contained in this Section 9, during any period in which the Company is not eligible to use Form S-3 (or comparable successor form), the Company may suspend any Holder's rights to make sales pursuant to any effective registration statement, in order to file a post-effective amendment to a registration statement (i) to include and update the Company's financial statements for each quarter and annual period, which post-effective amendment will be filed with the Commission not later than 3 Business Days following the date the Company files its Quarterly Reports on Form 10-Q or Form 10-K for each such quarter or annual period, as applicable, with the Commission or (ii) as necessary in the judgment of the Company's counsel to otherwise comply with Commission rules and interpretations requiring the Company to file post-effective amendments to report any event which constitutes a material change. In connection with such filing, the Company will use its reasonable best efforts to obtain effectiveness of such post-effective amendment at the earliest practicable time.

         10. Indemnification.
             ---------------

                  (a) Indemnification by the Company. In connection with any registration statement filed by the Company pursuant to Section 2, 3 or 4 hereof, to the fullest extent permitted by law the Company shall, and hereby agrees to, indemnify and hold harmless, each Holder of any Registrable Common Stock covered by such registration statement and each other Person, if any, who controls (within the meaning of the Exchange Act) such Holder, and their respective stockholders, directors, officers, employees, partners, agents and Affiliates (each, a "Company Indemnitee" for purposes of this Section 10(a)), against any losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof and whether or not such Company Indemnitee is a party thereto), joint or several, and expenses, including, without limitation, the reasonable fees, disbursements and other charges of legal counsel and reasonable costs of investigation, to which such Company Indemnitee may become subject under the Securities Act or otherwise (collectively, a "Loss" or "Losses"), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or otherwise offered or sold under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus related thereto, or any amendment or supplement thereto or any document incorporated by reference, if used during the period in which the Company is required to keep the registration statement to which such prospectus relates current (collectively, "Offering Documents"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading (with respect to the final prospectus or summary prospectus related thereto, or any amendment or supplement thereto, if used during the period in which the Company is required to keep the registration statement to which such prospectus relates current), or any violation by the Company or any of its Affiliates of any federal or state law, rule or regulation applicable to the Company or any of its Affiliates and relating to action required of or inaction by the Company or any of its Affiliates in connection with any such registration; provided, that, the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or omission made in such Offering Documents in reliance upon and in conformity with information furnished to the Company in writing by such Company Indemnitee, or on its behalf, specifically stating that it is for inclusion therein; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Common Stock or any other person, if any, who controls (within the meaning of the Exchange Act) such underwriter, in any such case to the extent that any such Loss arises out of such Person's failure to send or give a copy of the final prospectus (including any documents incorporated by reference therein), as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Common Stock to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Company Indemnitee.

                  (b) Indemnification by the Offerors and Sellers. In connection with any registration statement filed by the Company pursuant to
Section 2, 3 or 4 hereof in which a Holder has registered for sale Registrable Common Stock, each such Holder of Registrable Common Stock shall, and hereby agrees to, indemnify and hold harmless to the fullest extent permitted by law the Company and each of its directors, officers, employees, agents, partners, stockholders, Affiliates and each other Person, if any, who controls (within the meaning of the Exchange Act) the Company and each other seller under such registration statement and such seller's employees, directors, officers, stockholders, partners, agents and Affiliates (each, a "Holder Indemnitee" for purposes of this Section 10(b)), against all Losses insofar as such Losses arise out of or are based upon any untrue statement of a material fact contained in any Offering Documents (or any document incorporated by reference therein) or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Holder of Registrable Common Stock, or on its behalf, specifically stating that it is for inclusion therein; provided, however, that the liability of such indemnifying party under this Section 10(b) shall be limited to the amount of the net proceeds received by such indemnifying party in the sale of Registrable Common Stock giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of a Holder Indemnitee and shall survive the transfer of such securities by such indemnifying party.

                  (c) Notices of Losses, etc. Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a Loss referred to in Section 10(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 10(a) or (b), except to the extent that the indemnifying party is materially and actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment, after consultation with its separate counsel, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party's reasonable judgment, after consultation with its separate counsel, a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, in which event the indemnifying party shall be liable for the reasonable legal expenses of one counsel (plus local counsel) representing all indemnified parties. No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, which shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or which requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

                  (d) Contribution. If the indemnification provided for in this Section 10 shall for any reason be unavailable to an indemnified party under Section 10(a) or (b) in respect of any Loss, then, in lieu of the amount paid or payable under Section 10(a) or (b), the indemnified party and the indemnifying party under Section 10(a) or (b) shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Common Stock covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Common Stock; provided, that, for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount received by such sellers in the sale of their Registrable Common Stock. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the selling holders of Registrable Common Stock to contribute as provided in this Section 10(d) are several in proportion to the relative value of their respective Registrable Common Stock covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss effected without such Person's consent.

                  (e) Indemnification Payments. The indemnification and contribution required by this Section 10 shall be made by prompt periodic payments of the amount thereof during the course of any investigation or defense, as and when invoices therefor are delivered to the indemnifying party in respect of any particular Loss as incurred.

         11. Registration Rights to Others.
             -----------------------------

                  If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act or the Exchange Act, such rights shall not be in conflict with or adversely affect any of the rights provided to the holders of Registrable Common Stock in, or conflict (in a manner that adversely affects holders of Registrable Common Stock) with any other provisions included in, this Agreement.

         12. Adjustments Affecting Registrable Common Stock.
             ----------------------------------------------

                  Without the written consent of Holders of a majority of the outstanding shares of Registrable Common Stock, the Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Common Stock that would materially adversely affect the ability of the Holders to include such Registrable Common Stock in any registration of its securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Common Stock under any such registration or other offering.

         13. Rule 144.
             --------

                  The Company shall take all actions reasonably necessary to enable Holders to sell Registrable Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act or otherwise complying with Rule 144(c). Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         14. Amendments and Waivers.
             ----------------------

                  Any provision of this Agreement may be amended, modified or waived if, but only if, the written consent to such amendment, modification or waiver has been obtained from (i) except as provided in clause (ii) below, the Holder or Holders of at least a majority of the shares of Registrable Common Stock affected by such amendment, modification or waiver and (ii) in the case of any amendment, modification or waiver of the definition of "Expenses", any provision of Section 2, 5, 9 or 10, any increase in the 180-day time period specified in Section 7(d) or any provisions or related definitions as to the number of requests for registration to which holders of Registrable Common Stock are entitled under Section 3 or 4 hereof, or this Section 14, the written consent of each Holder so affected.

         15. Nominees for Beneficial Owners.
             ------------------------------

                  Except as provided otherwise below, a person or entity is deemed to be a holder of Registrable Common Stock whenever such person or entity owns of record such Registrable Common Stock. If any Registrable Common Stock is held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the Holder of such Registrable Common Stock for purposes of any request or other action by any Holder or Holders pursuant to this Agreement or any determination of the number or percentage of shares of Registrable Common Stock held by any Holder or Holders contemplated by this Agreement. The Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Common Stock. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Common Stock, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Common Stock.

         16. Assignment.
             ----------

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Any Holder may assign to any permitted Transferee (as permitted under applicable law) of its Registrable Common Stock its rights and obligations under this Agreement, provided that after giving effect to such Transfer, such Transferee shall hold 5% or more of the outstanding shares of Common Stock; and, provided further, that such Transferee shall agree in writing with the parties hereto prior to the assignment to be bound by this Agreement as if it were an original party hereto, whereupon such assignee shall for all purposes be deemed to be a Holder under this Agreement. Except as provided above or otherwise permitted by this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder without the prior written consent of the other parties hereto. The Company may not assign this Agreement or any right, remedy, obligation or liability arising hereunder or by reason hereof.

         17. Calculation of Percentage or Number of Shares of Registrable Common Stock. For purposes of this Agreement, all references to a percentage or number of shares of Registrable Common Stock or Common Stock shall be calculated based upon the number of shares of Registrable Common Stock or Common Stock, as the case may be, issued pursuant to the Plan and shall exclude any Registrable Common Stock or Common Stock, as the case may be, owned by the Company or any subsidiary of the Company. For the purposes of calculating any percentage or number of shares of Registrable Common Stock or Common Stock as contemplated by the previous sentence, the terms "Holder" and "Original Holder" shall include all Affiliates thereof owning any shares of Registrable Common Stock or Common Stock.

         18. Notice of Registrable Common Stock Holdings. From time to time, upon reasonable written request by the Company, each Holder will promptly advise the Company of the number of shares of Registrable Common Stock then held by it.

         19. Termination of Registration Rights. The Company's obligations under Sections 2, 3 and 4 hereof to register Common Stock for sale under the Securities Act shall terminate on the earlier to occur of (i) the first date on which no shares of Registrable Common Stock are held by any Original Holder or their permitted Transferees or (ii) the first date on which Holders can freely sell without restriction all Registrable Common Stock pursuant to Rule 144(k) of the Securities Act.

         20. Applicability of Charter and By-laws. Notwithstanding anything to the contrary herein, all applicable provisions of the Company's Charter and By-laws shall apply to this agreement and any actions taken hereunder as if set forth herein.

         21. Miscellaneous.
             -------------

                  (a) Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or advisable to carry out the provisions of this Agreement and the transactions contemplated hereby.

                  (b) Headings. The headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

                  (c) Remedies. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (d) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and there are no restrictions, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (e) Notices. Any notices or other communications to be given hereunder by any party to another party shall be in writing, shall be delivered personally, by facsimile, by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or other comparable delivery service, to the address of the party set forth on Schedule B hereto or to such other address as the party to whom notice is to be given may provide in a written notice to the other parties hereto, a copy of which shall be on file with the Secretary of the Company. Notice shall be effective when delivered if given personally, when receipt is acknowledged if telecopied, three days after mailing if given by registered or certified mail as described above, and one business day after deposit if given by Federal Express or comparable delivery service.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (g) Severability. Notwithstanding any other provision of this Agreement, neither the Company nor any other party hereto shall be required to take any action which would be in violation of any applicable Federal or state securities law. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

                  (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  GENTEK INC.


                                  By:___________________________________
                                     Name:
                                     Title:

                                  GENESIS HOLDING CORP
                                  (f/b/o JPMorgan Chase Bank)


                                  By:___________________________________
                                     Name:
                                     Title:

                                  ANGELO, GORDON & CO., L.P.
                                  (on behalf of certain managed funds and
                                  accounts)


                                  By:___________________________________
                                     Name:
                                     Title:

                                  THE BANK OF NOVA SCOTIA


                                  By:___________________________________
                                     Name:
                                     Title:

                                  CARL MARKS STRATEGIC INVESTMENTS, LP


                                  By:___________________________________
                                     Name:
                                     Title:

                                  David L. Babson & Co. Group

                                  EMBASSY & CO.
                                  (f/b/o Apex (IDM) CDO I, Ltd.)


                                  By:___________________________________
                                     Name:
                                     Title:


                                  EMBASSY & CO.
                                  (f/b/o ELC (Cayman) Ltd. CDO Series 1999-1)


                                  By:___________________________________
                                     Name:
                                     Title:


                                  GERLACH & CO.
                                  (f/b/o Mass Mutual High Yield Partners II)


                                  By:___________________________________
                                     Name:
                                     Title:


                                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                                  By:___________________________________
                                     Name:
                                     Title:


                                  SIGLER & CO.
                                  (f/b/o Perseus CDO I, Limited)


                                  By:___________________________________
                                     Name:
                                     Title:


                                  SIGLER & CO.
                                  (f/b/o SAAR Holdings CDO, Limited)


                                  By:___________________________________
                                     Name:
                                     Title:


                                  SIGLER & CO.
                                  (f/b/o Suffield CLO, Limited)


                                  By:___________________________________
                                     Name:
                                     Title:


                                  EMBASSY & CO.
                                  (f/b/o Tryon CLO Ltd. 2000-1)


                                  By:___________________________________
                                     Name:
                                     Title:

                                  DEUTSCHE BANK TRUST COMPANY AMERICAS


                                  By:___________________________________
                                     Name:
                                     Title:

                                  GE CAPITAL, CFE INC.
                                  (f/b/o General Electric Capital Corporation)


                                  By:___________________________________
                                     Name:
                                     Title:

                                  Questor Group

                                  QUESTOR PARTNERS FUND II, LP

                                  By: Questor General Partner II, L.P.,
                                        its General Partner

                                  By: Questor Principals II, Inc.,
                                        its General Partner


                                  By:___________________________________
                                     Name:
                                     Title:


                                  QUESTOR SIDE-BY-SIDE PARTNERS II, LP

                                  By: Questor Principals II, Inc.


                                  By:___________________________________
                                     Name:
                                     Title:


                                  QUESTOR SIDE-BY-SIDE PARTNERS II 3(c)(1), LP

                                  By: Questor Principals II, Inc.


                                  By:___________________________________
                                     Name:
                                     Title:

                                  Van Kampen Group

                                  VAN KAMPEN CLO I, LIMITED

                                  By:  Van Kampen Investment Advisory Corp.,
                                         As Collateral Manager


                                  By:___________________________________
                                     Name:
                                     Title:


                                  VAN KAMPEN CLO II, LIMITED

                                  By:  Van Kampen Investment Advisory Corp.,
                                         As Collateral Manager


                                  By:___________________________________
                                     Name:
                                     Title:


                                  VAN KAMPEN SENIOR INCOME TRUST

                                  By:  Van Kampen Investment Advisory Corp.


                                  By:___________________________________
                                     Name:
                                     Title:


                                  VAN KAMPEN SENIOR LOAN FUND

                                  By:  Van Kampen Investment Advisory Corp.


                                  By:___________________________________
                                     Name:
                                     Title:

                                                                 SCHEDULE A


                      HOLDERS OF REGISTRABLE COMMON STOCK
                      -----------------------------------

                                                                             Number of
Original Holder                                                              Shares Owned
---------------                                                              ------------
Genesis Holding Corp (f/b/o JPMorgan Chase Bank)                                 521,825

Angelo, Gordon & Co., L.P. Group
Sigler & Co.  (f/b/o AG Capital Funding Partners, L.P.)                           90,050
Silver Oak Capital, LLC                                                          908,182

Calder & Co. (f/b/o The Bank of Nova Scotia)                                     482,382

Carl Marks Strategic Investments, LP                                             429,507

David L. Babson & Co. Group
Embassy & Co. (f/b/o Apex (IDM) CDO I LTD.)                                       92,948
Embassy & Co. (f/b/o ELC (Cayman) Ltd. CDO Series 1999-I)                        134,961
Gerlach & Co. (f/b/o Mass Mutual High Yield Partners II)                          24,538
Massachusetts Mutual Life Insurance Company                                       17,443
Sigler & Co. (f/b/o Perseus CDO I, Limited)                                      122,692
Sigler & Co. (f/b/o SAAR Holdings CDO, Limited)                                   61,346
Sigler & Co. (f/b/o Suffield CLO, Limited)                                        69,424
Embassy & Co. (f/b/o Tryon CLO Ltd. 2000-1)                                       62,122

Deutsche Bank Trust Company Americas                                             506,026

GE Capital, CFE Inc. (f/b/o General Electric Capital Corporation)                483,095

Questor Group
Questor Partners Fund II, LP                                                     688,106
Questor Side-by-Side Partners II, LP                                              32,978
Questor Side-by-Side Partners II(c)(1), LP                                        12,452

Van Kampen Group
Van Kampen CLO I, Limited                                                         98,153
Van Kampen CLO II, Limited                                                        34,712
Van Kampen Senior Income Trust                                                   183,978
Van Kampen Senior Loan Fund                                                      119,649

                                                                  SCHEDULE B



                                    NOTICES
                                    -------
If to the Company, to:

GenTek Inc.
90 East Halsey Road
Parsippany, NJ 07054
Attention: General Counsel, Treasurer
Tel:
Fax:  (973) 515-1997

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Attention: Ronald C. Barusch, Esq.
1440 New York Ave., NW
Washington, DC 20005

Tel:     (202) 371-7990
Fax:     (202) 661-8245


If to the Holders, to:

such Holder, at such Holder's address or to such Holder's telephone or telecopy number reflected in the Company's books and records with a copy to:

Simpson Thacher & Bartlett LLP
Attention:  Kenneth Ziman, Esq.
425 Lexington Avenue
New York, New York 10017

Tel:     (212) 455-2565
Fax:     (212) 455-2502